Pursuant to 17 CFR 229.601(b)(10)(iv), confidential information (indicated by [***]) has been omitted from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.11.3

AMENDMENT NO. 2 TO
  CONTRACT MANUFACTURING AGREEMENT (Metreleptin SLD)

THIS AMENDMENT NO. 2 (the “Amendment”) is made as of 18 December 2012 (the “Amendment Effective Date”) by and between Amylin Pharmaceuticals, LLC (formerly known as and successor is interest to Amylin Pharmaceuticals, Inc.) with a principal place of business at 9360 Towne Centre Drive, San Diego, California 92121, USA (“Amylin”) and Sandoz GmbH, with a principal place of business at Biochemiestr. 10, A6250 Kundl, Austria (“Sandoz”).

WITNESSETH:

WHEREAS, Amylin and Sandoz are parties to a certain Contract Manufacturing Agreement in relation to Metreleptin SLD dated as of 30 September 2010, as amended (the “Agreement”); and

WHEREAS, pursuant to Clause 32(9) of the Agreement, the Agreement may be amended only by the written agreement between the Parties; and

WHEREAS, further to the “Consent to Disclosure” letter dated 30 March 2012 attached hereto as Exhibit A and incorporated herein by reference, Amylin desires that Sandoz supports one of Amylin’s lipodystrophy program licensees, Shionogi & Co., Ltd. 1-8, Dochomachi 3-chome, Chuo-ku, Osaka 541-0045, Japan (hereinafter “Shionogi”), in accordance with the terms and conditions set forth in this Amendment; and

WHEREAS, Amylin and Sandoz desire to integrate the Agreement to reflect mutually agreed upon terms in accordance with the provisions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Amylin and Sandoz agree as follows:

1.	Definitions.

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

2.	Amendments.

2.1       Shionogi Pre-PAI Audit. Amylin hereby agrees to pay Sandoz for [***] GMP audit as requested by Amylin at Sandoz’s RPP4 Facility for purposes of preparation to Japanese health authorities’ regulatory inspections in support of Shionogi’s Japanese regulatory filings (“Shionogi Pre-PAI Audit”). Sandoz’s obligation to allow such audit is subject to Shionogi’s and Amylin’s acceptance of the conditions set forth in Clause 13(4) of the Agreement. The Shionogi Pre-PAI Audit team shall be limited to [***] Shionogi [***] and [***] Amylin [***].

In consideration for the Shionogi Pre-PAI Audit, which shall not last more than [***], Amylin agrees to pay Sandoz the sum of [***].

2.2.       Shionogi [***] Audit. [***] during the term of the Agreement, Amylin shall have the right to conduct (or have conducted) – in addition to the GMP compliance audit set forth in Clause 13.3 of the Agreement – [***] to support Shionogi regulatory approval in Japan (“Shionogi [***] Audit”). For the sake of clarity only, the expression [***] shall mean that, if a Shionogi [***] Audit is performed during a certain calendar year, no Shionogi [***] Audit may be performed in the following [***], unless otherwise agreed by the parties. Sandoz’s obligation to allow such audit is subject to Shionogi’s and Amylin’s acceptance of the conditions set forth in Clause 13(4) of the Agreement. The Shionogi [***] Audit team shall be limited to [***] and [***]. The Shionogi [***] Audit shall (i) be performed during the Manufacture of the Product and (ii) not last for more than [***]. In consideration for said Shionogi [***] Audit, Amylin agrees to pay Sandoz the sum of [***] or [***] (office hours, Monday to Friday), whichever is less, subject to the provisions and price adjustment of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement. It is understood that this Clause 2.2 of this Amendment does not affect in any way whatsoever Amylin’s right to have one representative of Shionogi to attend the GMP compliance audit set forth in Clause 13.3.

2.3       Japanese Marketing Application. Upon Amylin’s request, Sandoz shall perform the preparation of documents to support a Japanese marketing application by Shionogi. As compensation for such services rendered under this Clause 2.3, Amylin agrees to pay Sandoz the sum of [***], based on actual hours worked, subject to the provisions and price adjustments of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement.

2.4       Regulatory Inspection for Approval in Japan. Sandoz shall support one (1) Japanese Regulatory Authority inspection at the Sandoz’s RPP4 Facility to obtain regulatory approval in Japan. In consideration for the support under this Clause 2.4, Amylin agrees to pay Sandoz the sum of [***] for up to [***] and shall be limited to a maximum of [***] Shionogi participants in total. Should the inspection under this Clause 2.4 last more than [***], Amylin agrees to pay Sandoz, for each additional day, the sum of [***] or [***] (office hours, Monday to Friday), whichever is less, subject to the provisions and price adjustment under Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement.

Follow-up inspections by the Japanese Regulatory Authority (based on, and directly related to, the inspection indicated under this Section 2.4) shall be treated as follows:

(i) The first follow-up inspection will be free of charge if limited to [***]; for each additional day, the sum of [***] or [***] (office hours, Monday to Friday), whichever is less – subject to the provisions and price adjustment of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement – shall apply;

(ii) For any subsequent follow-up inspections Amylin agrees to pay Sandoz the sum of  [***] or [***] (office hours, Monday to Friday), whichever is less, subject to the provisions and price adjustment of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement.

2.5       Post-Approval Regulatory Inspections in Japan. Sandoz’s support for Japanese Regulatory Authority’s post-approval inspections is subject to Clause 13.6 of the Agreement. For each any every Japanese Regulatory Authority’s post-approval inspections Amylin agrees to pay Sandoz the sums of [***] or [***] (office hours, Monday to Friday), whichever is less, subject to the provisions and price adjustment of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement.

2.6       Preparation of Document to Maintain Japanese Regulatory Approval. Sandoz’s preparation of documents required by Shionogi to maintain regulatory approval in Japan during the commercial phase shall be subject to Clause 9.4(d) of the Agreement. For the sake of clarity only, as compensation for the services rendered under this Clause 2.6, Amylin agrees to pay Sandoz the sum of [***], based on actual hours worked, subject to the provisions and price adjustment of Section 6 (“General”) of Schedule 4 (“Capacity and Pricing Estimates, Fees”) of the Agreement.

2.7       Modifications. In the event that a Japanese Regulatory Authority requires modifications to Sandoz’s production process, equipment, or materials in order to grant or maintain regulatory approval to Shionogi, Amylin and Sandoz agree to negotiate specific investments and/or changes to fees in accordance with Clause 29.3 of the Agreement.

2.8       Confidentiality. Amylin hereby confirms and agrees that Shionogi is and shall be subject to confidentiality obligations as set forth in a separate confidentiality agreement (to which Sandoz shall be a party). It is hereby agreed and convened that Amylin shall be held responsible and liable towards Sandoz for any Shionogi’s breach of confidentiality relating to Sandoz’s business operations, research, trade secrets and affairs (whether marked “confidential” or not) and all other information obtained under this Agreement or any related agreements and/or documents.

3.	Reference to and Effect on the Agreement.

3.1   On and after the Amendment Effective Date, each reference to “this Agreement,” “hereunder,” “hereof” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended or integrated hereby.

3.2   Except as expressly amended or integrated by this Amendment including the Exhibit A attached hereto, the provisions of the Agreement shall remain in full force and effect.

4.	Counterparts.

This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Amendment may be executed by facsimile signature pages.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

Sandoz GmbH		Amylin Pharmaceuticals, LLC

Date:	16.01.2013	Date:

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Sandoz GmbH

Date:	16.01.2013

By:	[***]
Name:	[***]
Title:	[***]

Exhibit A

CONSENT TO DISCLOSURE LETTER

Attached

CONFIDENTIAL
Amylin Pharmaceuticals, Inc.	Tel (858) 552 2200
9360 Towne Centre Drive	Fax (858) 552 2212
San Diego, CA 92121 USA	www.amylin.com

March 30, 2012

Attn: [***]
[***]
Sandoz GmbH
Biochemiestrasse 10
A-6250 Kunndl / Tirol
AUSTRIA

Re:       Consent to Disclosure

Dear Friedrich:

Amylin Pharmaceuticals, Inc. (“Amylin”) has out-licensed its lipodystrophy program in certain countries and is presently contemplating the negotiation of additional licenses of its lipodystrophy program in other countries (collectively, such existing license and contemplated licenses are hereinafter referred to as the “Lipodystrophy Transaction”).

In connection with the Lipodystrophy Transaction, Amylin would like to share with existing and potential licensees/partners the existence of its relationship with Sandoz GmbH (“Sandoz”), including the existence and terms of the Process Transfer and Initial Manufacturing Agreement, dated November 1, 2006, as amended, the Contract Manufacturing Agreement, dated September 30, 2010, as amended, and the Quality Agreement dated March 13, 2007, as amended, each by and between Amylin and Sandoz (each an “Agreement” and collectively, the “Agreements”), certain Confidential Information (as defined in each Agreement) and all documents and agreements related thereto (collectively, the “Disclosure”). Amylin would also like to make the Disclosure to existing and new licensees/partners to support such parties’ filings of regulatory documents, and communications related thereto, with applicable regulatory authorities. It is understood that Amylin will promptly provide Sandoz with the names of the existing and potential licensees/partners to which the Disclosure and/or the Agreements will be disclosed.

The parties acknowledge that this Consent to Disclosure is not intended nor shall it be construed to amend the Agreements with respect to the specific regulatory or statutory requirements pursuant to which Sandoz has agreed to manufacture and/or release products. The parties further acknowledge that the compliance with the regulatory and statutory requirements of countries/jurisdictions in addition to those set forth in the Agreements will be evaluated by Sandoz and Amylin on a case-by-case basis and the relevant terms and conditions (including, but not limited to, the relevant financial provisions) will be subject to good faith negotiations.

In light of the above, Amylin hereby requests Sandoz’s consent to the Disclosure in connection with the Lipodystrophy Transaction and also for the purpose of permitting Amylin’s licensees/partners to disclose and use information obtained pursuant to the Disclosure to the extent necessary for regulatory documents and/or communications with regulatory authorities for the development and/or commercialization of lipodystrophy products. The Disclosure will be pursuant to confidentiality agreements between Amylin and its existing and potential licensees/partners, which will include obligations of confidentiality consistent with those of the

CONFIDENTIAL

Agreements. Such confidential disclosure agreements with potential partners shall include restrictions on further disclosure of Sandoz Confidential Information by such potential partners. It is however understood that any such potential partners will have the right to disclose information on the Lipodystrophy Transaction to their respective agents, advisors, or representatives who need to know such information for purposes of assisting or advising such potential partners with respect to the Lipodystrophy Transaction.

Please execute this consent and return a copy of the executed consent as soon as possible to [***] via e-mail at [***]. By signing below, you hereby confirm your grant of the requested consent. You should retain a duplicate copy of this letter for your records. Should you have any questions with respect to the foregoing, please call [***] at [***]. Your prompt attention to this matter is greatly appreciated.

Very truly yours,		ACCEPTED and AGREED:

Amylin Pharmaceuticals, Inc.		Sandoz GmbH

By:	[***]	By:	[***]
[***]	Name:	[***]
[***]	Title:	[***]

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